                                                                    Exhibit 10.5
                                                                [EXECUTION COPY]


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                               GUARANTY AGREEMENT

                                      From

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                             as Corporate Guarantor

                                       To

                            WELLS FARGO CREDIT, INC.,
                                   as the Bank

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                              as the Issuing Agent

                              THE BANK OF NEW YORK,
                                   as Trustee

                           Dated as of January 1, 2002

                                   $2,200,000
                  Town of Babylon Industrial Development Agency
     Variable Rate Demand Industrial Development Revenue Bonds, Series 2002
       (Technology Flavors & Fragrances, Inc. Project) (Federally Taxable)

    ------------------------------------------------------------------------

                               GUARANTY AGREEMENT

     This Guaranty Agreement made and entered into as of January 1, 2002 (the "Guaranty Agreement") (capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture, as defined herein), from Technology Flavors & Fragrances, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, having an office at 10 Edison Street East, Amityville, New York 11701, as Corporate Guarantor (the "Corporate Guarantor"), party of the first part, to The Bank of New York, a corporation duly organized, existing and authorized to accept and execute trusts under the laws of the State of New York together with any successor trustee at the time serving as such under the Indenture referred to below (The Bank of New York and any such successor trustee being referred to herein as the "Trustee"), having its principal corporate trust office at 114 West 47th Street, New York, New York 10036, Wells Fargo Credit, Inc., having an office at 119 West 40th Street, New York, New York 10018 (the "Bank") and Wells Fargo Bank, National Association, having an office at 525 Market Street, San Francisco, California 84405 (the "Issuing Agent"), parties of the second part (capitalized terms used in the recitals to and within this Guaranty Agreement and not defined herein shall have the respective meanings assigned to such terms in the Indenture referred to below):

                              W I T N E S S E T H :

     WHEREAS, the Town of Babylon Industrial Development Agency, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation duly organized and existing under the laws of the State of New York and established pursuant to the Act hereinafter mentioned by Chapter 177 of the 1973 Laws of New York, as amended (the "Agency"), intends to issue its Variable Rate Demand Industrial Development Revenue Bonds, Series 2002 (Technology Flavors & Fragrances, Inc. Project) (Federally Taxable) in the aggregate principal amount of $2,200,000 (the "Bonds"); and

     WHEREAS, the Bonds are to be issued pursuant to the New York State Industrial Development Agency Act, being Title 1 of Article 18-A of the General Municipal Law of the State of New York, constituting Chapter 24 of the Consolidated Laws of the State of New York, as amended, and said Chapter 177 of the 1973 Laws of New York, as amended, a resolution of the Agency adopted on December 20, 2001, and under and pursuant to an Indenture of Trust, dated as of January 1, 2002, between the Agency and the Trustee (the "Indenture"); and

     WHEREAS, the proceeds derived from the issuance of the Bonds are to be used to finance the cost of the acquisition, reconstruction and equipping of a flavors and fragrances products manufacturing facility consisting of an approximately 58,684 square foot commercial building located at 10 Edison Street East, Amityville, New York (the "Project"), which Facility is to be leased to Technology Flavors & Fragrances, Inc. (alternatively referred to as the "Lessee"), pursuant to a Lease Agreement, dated as of January 1, 2002, between the Agency and the Lessee (the "Lease Agreement"); and

     WHEREAS, the Corporate Guarantor is desirous that the Agency issue, sell and deliver the Bonds and apply the proceeds as aforesaid and enter into the Lease Agreement and the Corporate Guarantor is willing to enter into this Guaranty Agreement in order to induce the

Issuing Agent to issue the Initial Letter of Credit which will (a) enhance the marketability of the Bonds and thereby achieve interest cost and other savings to the Lessee and (b) be an inducement to the purchase of the Bonds by all who shall at any time become the holders of the Bonds.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration received, the Corporate Guarantor does hereby represent, warrant, covenant and agree with the Trustee, the Bank and the Issuing Agent as follows:

                                   ARTICLE 1.

            REPRESENTATIONS AND WARRANTIES OF THE CORPORATE GUARANTOR

     SECTION 1.1 Corporate Guarantor's Representations and Warranties. The Corporate Guarantor does hereby represent and warrant as follows:

     (a) Power. The Corporate Guarantor is a corporation duly incorporated in
         -----
the State of Delaware and in good standing in the State of New York, has power to enter into and perform this Guaranty Agreement and to own its corporate property and assets, has duly authorized the execution and delivery of this Guaranty Agreement by proper corporate action and neither this Guaranty Agreement, the authorization, execution, delivery and performance hereof, the performance of the agreements herein contained nor the consummation of the transactions herein contemplated will violate or be in conflict with or result in a breach or constitute (with due notice and/or lapse of time) a default under any provision of law, any order of any court or agency of government or any agreement, indenture or other instrument to which such Corporate Guarantor is a party or by which it or its property is bound, or any provision of its certificates of incorporation, by-laws, or any other requirement of law. This Guaranty Agreement constitutes the legal, valid and binding obligation of the Corporate Guarantor enforceable against the Corporate Guarantor in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy or insolvency or other laws affecting creditor's rights generally or by general principles of equity.

     (b) Benefit. The assumption by the Corporate Guarantor of its obligations
         -------
hereunder will result in a direct financial benefit to such Corporate Guarantor and its shareholders.

     SECTION 1.2 Reserved.
                 --------

                                   ARTICLE 2.

                             AGREEMENT TO GUARANTEE

     SECTION 2.1 Obligations Guaranteed. (a) The Corporate Guarantor hereby
                 ----------------------
irrevocably, absolutely and unconditionally guarantees to the Trustee for the benefit of the Holders from time to time of the Bonds, the Bank and the Issuing Agent (1) the full and prompt payment of the principal of the Bonds and the indebtedness represented thereby, and the redemption premium, if any, on the Bonds when and as the same shall become due and payable, whether at the stated maturity thereof, by acceleration, call for redemption, purchase or otherwise,
(2) the full and prompt payment of interest on the Bonds when and as the same shall become due and payable and, if the Letter of Credit is in effect, on any amounts due and owing to the Bank, (3) the payment, performance and observance of all obligations of the Lessee in favor of the Bank and the Issuing Agent under the Reimbursement Agreement and in respect of the Letter of Credit, (4) to the extent permitted by law, the full and prompt payment of an amount equal to each and all of the rental payments and other sums, when and as the same shall become due, required to be paid by the Lessee under the terms of the Lease Agreement, and (5) to the extent permitted by law, the full and prompt performance and observance by the Lessee of all of the obligations, covenants and agreements required to be performed and observed by the Lessee under the terms of the Lease Agreement (the payments, obligations, covenants and agreements referred to above being collectively referred to as the "Guaranteed Obligations"). The Corporate Guarantor further hereby irrevocably, absolutely and unconditionally agrees that upon any default in the payment of any the Guaranteed Obligations, the Corporate Guarantor will promptly pay the same. All payments by the Corporate Guarantor shall be paid in lawful money of the United States of America. Each and every default in the payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

     (b) The Corporate Guarantor agrees that this Guaranty Agreement constitutes an absolute, unconditional, present and continuing guarantee of payment and not of collection, and waives any right to require that any resort be had by the Trustee, the Holders of the Bonds, the Bank or the Issuing Agent to (1) any security held by or for the benefit of the Holders of the Bonds, the Bank or the Issuing Agent for any of the Guaranteed Obligations, (2) the Trustee's, any Bondholder's, the Bank's or the Issuing Agent's rights against any other person, or (3) any other right or remedy available to the Trustee, any Holder of the Bonds, the Bank or the Issuing Agent by contract, applicable law or otherwise. The obligations of the Corporate Guarantor under this Guaranty Agreement are direct, unconditional and completely independent of the obligations of any other Person, and a separate cause of action or separate causes of action may be brought and prosecuted against the Corporate Guarantor without the necessity of joining the Agency or any other party or previously proceeding with or exhausting any other remedy against any other Person who might have become liable for any of the Guaranteed Obligations or of realizing upon any security held by or for the benefit of the Holders of the Bonds, the Bank or the Issuing Agent.

     (c) Reference is made to Article X of the Indenture which provides that, subject to certain conditions, the Indenture may be discharged prior to the date on which all of the Bonds have become due and payable if there shall be deposited with the Trustee moneys and/or

Government Obligations in an amount sufficient to pay the entire principal of, redemption premium, if any, and interest due and to become due on such Bonds on or prior to the maturity or redemption thereof. If any lien, encumbrance or charge based on any claim of any kind (including, without limitation, any claim for income, franchise or other taxes, whether Federal, state or otherwise but excluding any claim against any Bondholder) shall be asserted or filed against any moneys so deposited with the Trustee (or the income therefrom) so as to:

         (1) interfere with the due application by the Trustee of such moneys to the payment of the Bonds or the reimbursement of the Bank or the Issuing Agent for draws under the Letter of Credit, pursuant to the applicable provisions of the Indenture, or

         (2) subject the Holders of the Bonds, the Bank or the Issuing Agent to any obligation to refund any moneys applied to payment of the Bonds or the reimbursement of amounts drawn under the Letter of Credit, then the Corporate Guarantor promptly will take, or cause the taking of, such action (including, but not limited to, the payment of money) as may be necessary to prevent, or to nullify the cause or result of, such interference or such obligation, as the case may be.

     The discharge of the lien and pledge of the Indenture prior to the date on which all Bonds have become due and payable shall not release the Corporate Guarantor from its obligations under this Guaranty Agreement except to the extent the Bonds are defeased pursuant to Article X of the Indenture.

     The Corporate Guarantor further waives any benefits of any credit for the fair market value of the Facility in any action for foreclosure or for a deficiency judgment (including any credit under Section 1371 of the New York Real Property Actions and Proceedings Law).

     SECTION 2.2 Obligations Unconditional. The obligations of the Corporate
                 -------------------------
Guarantor under this Guaranty Agreement shall be absolute and unconditional, and shall remain in full force and effect until the Guaranteed Obligations shall have been paid in full or provided for, and all costs, Trustee's fees and commissions and expenses, if any, referred to in Section 2.5 hereof shall have been paid in full, and, to the extent permitted by law, such obligations shall not be affected, modified, released or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to, or the consent of, the Corporate
Guarantor:

     (a) the invalidity, irregularity, illegality or unenforceability of, or any defect in, any of the Security Documents, the Bonds, the Reimbursement Agreement, the Letter of Credit or any collateral security for any thereof;

     (b) any present or future law or order of any government (de jure or de
                                                               -- ----    --
facto) or of any agency thereof purporting to reduce, amend or otherwise affect
-----
the Bonds or any other obligation of the Agency or any other obligor or to vary any terms of payment;

     (c) any claim of immunity on behalf of the Agency or any other obligor or with respect to any property of the Agency or any other obligor;

     (d) the compromise, settlement, release, extension, indulgence, change, modification or termination of any or all of the obligations, covenants or agreements of any obligor under any of the Security Documents, the Letter of Credit or the Reimbursement Agreement;

     (e) the failure to give notice to any obligor under any of the Security Documents, the Letter of Credit or the Reimbursement Agreement of the occurrence of any default or Event of Default under the terms and provisions of any of the Security Documents (except as may be specifically provided in any such Security Document) or the Letter of Credit and Reimbursement Agreement;

     (f) the actual or purported assignment, subleasing or mortgaging of all or any part of the interest of the Agency or the Lessee in the Lease Agreement;

     (g) the actual or purported sale, transfer or other conveyance of the Facility or any interest therein to any party, whether now or hereafter having or acquiring an interest in the Facility, including, without limitation, any sale, transfer or conveyance of the Facility or any interest therein through foreclosure or delivery of a deed in lieu of foreclosure;

     (h) the actual or purported assignment of any of the obligations, covenants and agreements contained in this Guaranty Agreement or in any other Security Document;

     (i) the waiver of the payment, performance or observance by the Agency, the Lessee, the Bank or the Issuing Agent or any other obligor under any of the Security Documents of any of the obligations, conditions, covenants or agreements of any or all of them contained in any such Security Document;

     (j) the receipt and acceptance by the Trustee, the Agency, the Bank or the Issuing Agent of notes, checks or other instruments for the payment of money made by the Corporate Guarantor or any other obligor under any of the Security Documents or any other Person and any extensions and renewals thereof;

     (k) the extension of the time for payment of the principal of, redemption premium, if any, or interest on the Bonds or any other amounts that are due or may become due under any of the Security Documents, or of the time for performance of any other obligations, covenants or agreements under or arising out of the Bonds or any of the Security Documents or any extension or renewal thereof;

     (l) the supplementing, modification or amendment (whether material or otherwise) of the Bonds or any of the Security Documents;

     (m) the taking of or the omission to take any action referred to in the Bonds or in any of the Security Documents;

     (n) any failure, omission, delay or lack on the part of the Agency, the Trustee, the Bank, the Issuing Agent or any other Person to enforce, assert or exercise any right, power or remedy conferred on the Agency, the Trustee, the Bank, the Issuing Agent or such other Person in this Guaranty Agreement or in any of the other Security Documents or any other act or acts on the part of the Agency, the Trustee or the Holders from time to time of the Bonds;

     (o) any voluntary or involuntary liquidation, dissolution, merger, consolidation, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar application or proceeding affecting the Corporate Guarantor or the Agency or any or all of the assets of either of them, or any allegation or contest of the validity of this Guaranty Agreement or any other Security Document in any such proceeding; it is specifically understood, consented and agreed that this Guaranty Agreement shall remain and continue in full force and effect and shall be enforceable against the Corporate Guarantor to the same extent and with the same force and effect as if such proceedings had not been instituted; and it is the intent and purpose of this Guaranty Agreement that the Corporate Guarantor shall and does hereby waive all rights and benefits which might accrue to the Corporate Guarantor by reason of any such proceedings;

     (p) to the extent permitted by law, the release or discharge of the Corporate Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty Agreement by operation of law;

     (q) the default or failure of the Corporate Guarantor fully to perform any of its obligations set forth in this Guaranty Agreement;

     (r) any release, modification or impairment of the security pledged or rights granted under the Indenture or under any other Security Document;

     (s) the release, substitution or replacement in accordance with the terms of the Lease Agreement of any property subject thereto or any redelivery, repossession, surrender or destruction of any such property, in whole or in part;

     (t) any limitation on the liability or obligations of the Trustee or the Agency or the Corporate Guarantor or any other Person, or any termination, cancellation, frustration, invalidity or unenforceability, in whole or in part, of the Lease Agreement or the Indenture or any other Security Document or any term thereof, or the Bonds;

     (u) any failure of the Agency, the Trustee, the Bank or the Issuing Agent to mitigate damages resulting from any default by any obligor under any of the Security Documents;

     (v) the merger or consolidation of any obligor under any of the Security Documents into or with any other Person, or any sale, lease or transfer of any or all of the assets of any such obligor to any Person;

     (w) any supplement, modification or amendment to the terms of the Bonds.

     (x) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor; or

     (y) any other occurrence whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor, whether similar or dissimilar to the foregoing.

     SECTION 2.3 No Waiver or Set-Off. No act of commission or omission of any
                 --------------------
kind or at any time upon the part of the Agency, the Trustee, the Bank or the Issuing Agent in respect of any matter whatsoever shall in any way impair the rights of the Trustee, the Bank or the Issuing Agent to enforce any right, power or benefit under this Guaranty Agreement and no set-off, counterclaim, reduction, or diminution of any obligation, or any defense of any kind or nature (other than performance by the Corporate Guarantor of its obligations hereunder), which the Corporate Guarantor has or may have against the Agency, the Trustee, the Bank or the Issuing Agent shall be available hereunder to the Corporate Guarantor except for mandatory counterclaims.

     SECTION 2.4 Events of Default. An "Event of Default" shall exist if any of
                 -----------------
the following occurs and is continuing:

     (a) the Corporate Guarantor defaults in any payment of the Guaranteed Obligations;

     (b) the Corporate Guarantor fails to observe and perform any covenant, condition or agreement (other than such referred to in Section 2.4(a) above) of this Guaranty Agreement and (i) continuance of such default or failure for more than thirty (30) days after written notice (which shall be deemed given upon receipt of registered or certified mailing or Telex when sent) of such default or failure has been given to the Corporate Guarantor by the Trustee, the Agency, the Bank or the Issuing Agent or (ii) if by reason of the nature of such default or failure the same can be remedied, but not within the said thirty (30) days, the Corporate Guarantor fails to proceed with reasonable diligence after receipt of said notice to cure the same or fail to continue with reasonable diligence its efforts to cure the same, and such failure shall not be cured within 180 days after written notice thereof shall have been given to the Corporate Guarantor as above set forth;

     (c) any warranty, representation or other statement made or given by or on behalf of the Corporate Guarantor to the Agency, the Trustee, the Bank, the Issuing Agent or the initial purchaser of the Bonds contained in this Guaranty Agreement or in any of the other Security Documents is false, misleading or incorrect in any material respect as of the date made;

     (d) the Corporate Guarantor shall (i) apply for or consent to the appointment of or the taking of possession by a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts generally become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against itself in an involuntary case under such Bankruptcy Code, (vii) take any action for the purpose of effecting any of the foregoing, or (viii) be adjudicated a bankrupt or insolvent by any court;

     (e) a proceeding or case shall be commenced, without the application or consent of the Corporate Guarantor, in any court of competent jurisdiction, seeking, (i) liquidation, reorganization, dissolution, winding-up or composition or adjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Corporate Guarantor or of all or any substantial part of its assets, or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or any order for relief against the Corporate Guarantor shall be entered in an involuntary case under such Bankruptcy Code; the terms "dissolution" or "liquidation" of the Corporate Guarantor shall not be construed to prohibit any action otherwise permitted by Section 6.1 of the Lease Agreement; or

     (f) an Event of Default under the Indenture or under any other Security Document shall occur and be continuing.

     Upon an Event of Default, the Bank or the Issuing Agent (or the Trustee if
(a) the Bank (or the Issuing Agent) has wrongfully dishonored or has failed to pay a draft upon compliance with the Letter of Credit, which failure is continuing, or (b) the Letter of Credit shall at any time for any reason be determined under applicable law, by a court of final competent jurisdiction, to be null and void and not valid and binding on the Bank (or the Issuing Agent), or the validity or enforceability thereof is being contested by the Bank (or the Issuing Agent, if any) or by any governmental agency or authority which has taken control of the assets of the Bank (or the Issuing Agent) in any bankruptcy, insolvency or similar proceedings and which shall be authorized under applicable law to so act on behalf of the Bank) shall have the right to proceed first and directly against the Corporate Guarantor under this Guaranty Agreement without proceeding against any other person or exhausting any other remedies which it may have and without resorting to any other security held by the Trustee or the Bank. All moneys recovered by the Trustee pursuant to this Guaranty Agreement shall be deposited in accordance with Section 8.04 of the Indenture and used and applied in accordance with Section 8.04 of the Indenture.

     The Trustee, the Bank and the Issuing Agent shall be under no obligation to institute any suit or to take any remedial action under this Guaranty Agreement, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the enforcement of any rights and powers under this Guaranty Agreement, until it shall be indemnified to its satisfaction against any and all liability (including, without limitation, reasonable compensation for services, costs and expenses, outlays, and counsel fees and other disbursements) not due to its negligence or willful misconduct.

     SECTION 2.5 Waiver of Notice; Expenses. The Corporate Guarantor hereby
                 --------------------------
expressly waives notice from the Trustee, the Holders, the Bank or the Issuing Agent of their acceptance and reliance on this Guaranty Agreement or of any action taken or omitted in reliance hereon. The Corporate Guarantor further expressly waives diligence, presentment, demand for payment, protest, notice or any requirement that any right or power be exhausted or any action be taken against the Agency or the Lessee or against any other obligor under any of the Security Documents or against any collateral security for the Guaranteed Obligations. The Corporate Guarantor agrees to pay all costs, fees and commissions and expenses (including all court costs and reasonable attorneys' fees) which may be incurred by the Trustee, the Bank and the Issuing Agent in enforcing or attempting to enforce this Guaranty Agreement following any default on the part of the Corporate Guarantor hereunder, whether the same shall be enforced by suit or otherwise.

     SECTION 2.6 Restrictions on the Lessee. The Corporate Guarantor agrees
                 --------------------------
that, except as permitted by the Lease Agreement, it (i) will maintain its corporate existence and continue to be a corporation subject to service of process in the State of New York and either organized under the laws of the State of Delaware, or organized under the laws of any other state in the United States of America and duly qualified to do business as a foreign corporation in the State of New York, and (ii) will not liquidate, wind-up or dissolve or otherwise dispose of all or substantially all of its property, business or assets, except as permitted under the Indenture. The Corporate Guarantor further covenants and agrees that it is and will continue to be duly qualified to do business in the State of New York.

     SECTION 2.7 [Reserved.]
                  --------

     SECTION 2.8 No-Default Certificates.
                 -----------------------

     (a) The Corporate Guarantor shall deliver to the Agency, the Bank, the Issuing Agent and the Trustee on each annual no-default certificate delivery date, as set forth in Section 6.5 of the Lease Agreement, a certificate of an Authorized Representative of the Corporate Guarantor, as to whether or not, as of the close of the preceding fiscal year and at all times during such fiscal year, the Corporate Guarantor was in compliance with all of the provisions in each Security Document to which it is a party, and if such Authorized Representative shall have obtained knowledge of any default in such compliance or notice of such default, the Authorized Representative of the Corporate Guarantor shall disclose in such certificate such default or defaults or notice thereof and the nature thereof, whether or not the same shall constitute an Event of Default hereunder, and any action proposed to be taken by the Corporate Guarantor with respect thereto. In addition, upon twenty (20) days' prior request (such request not to be made more frequently than semi-annually) by the Agency, the Trustee, the Bank or the Issuing Agent, the Corporate Guarantor will execute, acknowledge and deliver to the Agency, the Trustee, the Bank or the Issuing Agent a certificate of an Authorized Representative of the Corporate Guarantor either stating that to his knowledge no default or breach exists hereunder or specifying each such default or breach of which he has knowledge.

     (b) The Corporate Guarantor covenants and agrees that so long as any Guaranteed Obligations remain outstanding, the Corporate Guarantor will, promptly after obtaining knowledge thereof, notify the Trustee, the Bank, the Issuing Agent and the Agency in writing of the occurrence of any default under any of the Security Documents and the occurrence of any event which, with the giving of notice, could become an Event of Default of which the Corporate Guarantor has knowledge. Any notice required to be given pursuant to this Section shall be signed by an Authorized Representative of the Corporate Guarantor and set forth a description of the default and the steps, if any, being taken to cure said default. If no steps have been taken, this fact must be plainly stated.

     SECTION 2.9 Benefit and Enforcement. This Guaranty Agreement is entered
                 -----------------------
into by the Corporate Guarantor for the benefit of the Trustee, the Agency, the Holders from time to time of the Bonds, the Bank and the Issuing Agent, all of whom shall be entitled in the same manner as set forth in the Indenture to enforce performance and observance of this Guaranty Agreement to the same extent as if all were parties signatory hereto.

     SECTION 2.10 Survival of Guarantee Obligation. If the Trustee, the Bank or
                  --------------------------------
the Issuing Agent receives any payment on account of the Guaranteed Obligations, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be transferred or repaid to a trustee, receiver, assignee for the benefit of creditors or any other party under any bankruptcy act or code, state or federal law or common law or equitable doctrine or for any other reason whatsoever, then to the extent of any sum not finally retained by the Trustee, the Bank or the Issuing Agent, this Guaranty Agreement shall remain in full force and effect until the Corporate Guarantor shall have indefeasibly made payment to the Trustee, the Bank or the Issuing Agent, as the case may be, of such sum, which payment shall be due on demand. If the Trustee, the Bank or the Issuing Agent chooses to contest any such matter, the Corporate Guarantor agrees to indemnify and hold harmless the Trustee, the Bank or the Issuing Agent, as the case may be, with respect to all costs (including court costs and reasonable attorneys' fees) of such litigation.

     SECTION 2.11 Waiver of Rights of Trustee, Bank and the Issuing Agent. No
                  -------------------------------------------------------
payment hereunder by the Corporate Guarantor shall entitle the Corporate Guarantor by subrogation to the rights of the Trustee, the Bank or the Issuing Agent to any payment by any other obligor or out of the property of any other obligor, except after payment and performance in full of the Guaranteed Obligations, at which time the Corporate Guarantor shall succeed to all of the rights and security held by the Bank and the Trustee. Until so subrogated, the Corporate Guarantor waives any benefit of, or any right to participation in, any security whatsoever now or hereafter held by or for the benefit of the Trustee, the Bank or the Issuing Agent.

                                   ARTICLE 3.

            NOTICE OF SERVICE OF PROCESS, PLEADINGS AND OTHER PAPERS

     SECTION 3.1 Service of Process. The Corporate Guarantor represents that it
                 ------------------
is subject to service of process in the State of New York and covenants that it will remain so subject so long as any of the Guaranteed Obligations are outstanding. If for any reason the Corporate Guarantor should cease to be so subject to service of process in the State of New York, the Corporate Guarantor hereby designates and appoints, without power of revocation, each of the President of the Corporate Guarantor and his successor(s) and the Secretary of State of New York as agent of the Corporate Guarantor for service of process.

     SECTION 3.2 Notices. Any notice required to be sent to the Corporate
                 -------
Guarantor, or any notice including process, pleadings or other papers served upon the foregoing agents shall at the same time, be sent by registered or certified mail, postage prepaid, to Technology Flavors & Fragrances, Inc., 10 Edison Street East, Amityville, New York 11701, Attention: Joseph A. Gemmo, or to such other alternate address as may be furnished by such Corporate Guarantor to the Trustee and the Bank, with a copy to Stadtmauer Bailkin LLP, 850 Third Avenue, New York, New York 10022, Attention: Steven P. Polivy, Esq Any notice required to be sent to the Bank, or any notice including process, pleadings or other papers shall be sent to Wells Fargo Credit, Inc., 119 West 40th Street, New York, New York 10018, Attention: Richard Orr with a copy to Wolf, Block, Schorr and Solis-Cohen LLP, 250 Park Avenue, New York, New York, 10177,
Attention: Robert Stein, Esq.

     SECTION 3.3 Consent to Jurisdiction. The Corporate Guarantor irrevocably
                 -----------------------
and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of this Guaranty Agreement may be brought in the courts of record of the State of New York in New York County or the courts of the United States of America, Southern District of New York; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts. For such time as any of the Guaranteed Obligations shall be unpaid in whole, or in part, the Corporate Guarantor's agents designated in
Section 3.1 hereof shall accept and acknowledge on the Corporate Guarantor's behalf service of any and all process in any such suit, action or proceeding brought in any such court. The Corporate Guarantor agrees and consents that any such service of process upon such agents and written notice of such service to the Corporate Guarantor in the manner set forth in Section 3.2 hereof shall be taken and held to be valid personal service upon the Corporate Guarantor whether or not the Corporate Guarantor shall then be doing, or at any time shall have done, business within the State of New York and that any such service of process shall be of the same force and validity as if service were made upon the Corporate Guarantor according to the laws governing the validity and requirements of such service in the State of New York, and waives all claim of error by reason of any such service. Such agents shall not have any power or authority to enter into any appearance or to file any pleadings in connection with any suit, action or other legal proceedings against the Corporate Guarantor or to conduct the defense of any such suit, action or any other legal proceeding except as expressly authorized by the Corporate Guarantor.

                                   ARTICLE 4.

                                  MISCELLANEOUS

     SECTION 4.1 No Alteration Without Consent. No amendment, change,
                 -----------------------------
modification, alteration or termination of the Indenture, the Lease Agreement or the Bonds shall be made which would in any way increase the Corporate Guarantor's obligations under this Guaranty Agreement without obtaining the prior written consent of the Corporate Guarantor. Neither the acts or omissions recited in Section 3.2 hereof, nor any partial redemption of the Bonds nor any conversion of the interest rate on the Bonds, shall constitute any such amendment, change, modification, alteration or termination within the meaning of this Section 4.1.

     SECTION 4.2 Guaranty Agreement to Become Effective. This Guaranty Agreement
                 --------------------------------------
shall be effective when the Bonds shall have been initially issued, sold and delivered by the Agency.

     SECTION 4.3 Remedies Not Exclusive. No remedy herein conferred upon or
                 ----------------------
reserved to the Trustee, the Bank or the Issuing Agent is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Event of Default, default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trustee, the Bank or the Issuing Agent to exercise any remedy reserved to it in this Guaranty Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Guaranty Agreement. In the event any provision contained in this Guaranty Agreement should be breached by any party and thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Guaranty Agreement.

     SECTION 4.4 Entire Agreement; Counterparts. This Guaranty Agreement
                 ------------------------------
constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and may be executed simultaneously in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     SECTION 4.5 Severability. The invalidity or unenforceability of any one or
                 ------------
more phrases, sentences, clauses or Sections in this Guaranty Agreement contained, shall not affect the validity or enforceability of the remaining portions of this Guaranty Agreement, or any part thereof.

     SECTION 4.6 Release. Upon the payment and satisfaction in full of all
                 -------
Guaranteed Obligations and, if applicable, upon payment of the costs, fees, commissions and expenses required by Section 2.5, the Corporate Guarantor shall be released from its obligations hereunder, except as provided in Section 2.1(c) hereof.

     SECTION 4.7  Right of Set-Off. The Corporate Guarantor hereby grants to the
                  ----------------
Trustee, each Bondholder for the equal and ratable benefit of all Bondholders, the Bank and the Issuing Agent a lien and right to set-off for all of its liabilities and obligations under this Guaranty Agreement against all the deposits, credits and property of the Corporate Guarantor and any collateral of the Corporate Guarantor now or hereafter in the possession, under the control of the Trustee, any Bondholder, the Bank or the Issuing Agent, and agrees that the same may be applied against such liabilities and obligations then due, at any time after an Event of Default has occurred under this Guaranty Agreement.

     SECTION 4.8  Waiver of Jury Trial. The Corporate Guarantor acknowledges and
                  --------------------
agrees that this Guaranty Agreement is an instrument for the payment of money, and hereby consents that each of the Trustee, the Bank and the Issuing Agent, at its sole discretion, may bring a motion action under New York State CPLR (S) 3213 in the event of a default hereunder.

     SECTION 4.9  Applicable Law. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY
                  --------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 4.10 Successors and Assigns. This Guaranty Agreement shall be
                  ----------------------
binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     SECTION 4.11 Date of Guaranty Agreement for Reference Purposes Only. The
                  ------------------------------------------------------
date of this Guaranty Agreement shall be for reference purposes only and shall not be construed to imply that this Guaranty Agreement was executed on the date first above written. This Guaranty Agreement was executed and delivered on January 15, 2002.

     SECTION 4.12 Incorporation of Certain Indenture Provisions. All provisions
                  ---------------------------------------------
of Article IX of the Indenture shall be construed as extending to and including all of the rights, duties and obligations imposed upon the Trustee under this Guaranty Agreement as fully and for all purposes as if said Article IX were contained in this Guaranty Agreement.

     IN WITNESS WHEREOF, the Corporate Guarantor has duly authorized the execution of this Guaranty Agreement as of the date first above written.

                                           TECHNOLOGY FLAVORS & FRAGRANCES, INC.


                                           By: _________________________________
                                               Joseph A. Gemmo
                                               Vice President/CFO


Accepted this 15th day of
January, 2002 by
THE BANK OF NEW YORK, as
Trustee


By: _______________________
    Name:
    Title:



WELLS FARGO CREDIT, INC.,
as the Bank


By: _______________________
    Name:
    Title:



WELLS FARGO BANK, NATIONAL,
ASSOCIATION, as the Issuing Agent


By: _______________________
    Name:
    Title: